SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                -----------------


                                   FORM 8-A/A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            THE MILLBROOK PRESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                               06-1390025
-----------------------                                     ------------------
(State of Incorporation                                       (I.R.S. Employer
 or Organization)                                           Identification No.)



  2 Old New Milford Road
  BROOKFIELD, CONNECTICUT                                           06804
-------------------------                                         ----------
(Address of principal                                             (Zip Code)
executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED

Common Stock, $.01 par value                 Nasdaq SmallCap Market and the
                                             Boston Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                                       None.

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

             The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-14631) under the heading "Description of Securities", which has been filed with the Securities and Exchange Commission, and which description is herein incorporated by reference.

ITEM 2.  EXHIBITS

                  3.1      Registrant's Restated Certificate of
                           Incorporation.(1)

                  3.2      Bylaws of the Registrant, as amended.(1)

                  4.1      Specimen Common Stock Certificate of the
                           Registrant.(1)


--------

      (1) Incorporated by reference and filed by amendment to the exhibit of the same number contained in the Registrant's Registration Statement (the
"Registration Statement") on Form SB- 2 (File No. 333-14631, and exhibits thereto, filed with the Securities and Exchange Commission on October 22, 1996, as amended.)

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
                                    SIGNATURE

                      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                     THE MILLBROOK PRESS INC.




Date:  December 10, 1996             By:/s/ Frank J. Farrell
                                        --------------------
                                        Name:  Frank J. Farrell
                                        Title: Vice President and Secretary


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